UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
WATFORD HOLDINGS LTD.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 06, 2019

WATFORD HOLDINGS LTD

WATFORD HOLDINGS LTD
WATERLOO HOUSE, 1ST FLOOR
100 PITTS BAY ROAD
PEMBROKE, HM 08 BERMUDA

Meeting Information

Meeting Type: Annual Meeting
For holders as of: September 06, 2019
Date: November 06, 2019 **Time:** 1:00 PM EST
Location: Waterloo House, 1st Floor
100 Pitts Bay Road
Pembroke HM 08, Bermuda

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 23, 2019 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items

The Board of Directors recommends you vote FOR the nominees listed for Proposal No. 1

1. To elect three Class I directors to the Company's board of directors to serve for a term expiring in 2022.

Nominees

01 Walter Harris 02 Maamoun Rajeh 03 John Rathgeber

The Board of Directors recommends you vote FOR Proposals No. 2 and 3.

2. To elect certain individuals as Designated Company Directors (as defined in the Proxy Statement) of Watford Re. Ltd, as required by the Company's Bye-laws.

3. To re-appoint PricewaterhouseCoopers Ltd., an independent registered public accounting firm, as the Company's independent auditor to serve from the conclusion of the Annual General Meeting until the conclusion of the annual general meeting to be held in 2020, and to authorize the Board of Directors, acting by the Company's audit committee, to determine the independent auditors remuneration.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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